================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          MICRO GENERAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                           MICRO GENERAL CORPORATION
                             14711 BENTLEY CIRCLE
                           TUSTIN, CALIFORNIA 92780
                                (714) 731-0557

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 20, 1997

                                                                 April 18, 1997

To the Shareholders of
Micro General Corporation

  The Annual Meeting of Shareholders of Micro General Corporation, a Delaware corporation (the "Company"), will be held at the Ramada Plaza, 2726 South Grand Avenue, Santa Ana, California, on May 20, 1997, at 10 A.M., local time, for the following purposes:

  1. To elect a board of six (6) directors, with each director so elected to hold office until the next Annual Meeting and until his successor has been elected and qualified.

  2. To transact such other business as may properly come before the Annual Meeting and any continuation or adjournment thereof.

  The Board of Directors has fixed March 20, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, and only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

  All shareholders are cordially invited to attend the Annual Meeting in person. YOU ARE URGED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PRE-ADDRESSED, ENVELOPE. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

                                          By order of the Board of Directors,


                                      /s/ LINDA I. MORTON
                                          ------------------------------------
                                          Linda I. Morton
                                          Corporate Secretary

                           MICRO GENERAL CORPORATION

                               ----------------

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 20, 1997

                               ----------------

  This Proxy Statement is being furnished to shareholders of Micro General Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders of the Company to be held at the Ramada Plaza, 2726 South Grand Avenue, Santa Ana, California, on May 20, 1997, at 10 A.M., local time, and at any continuation or adjournment thereof.

  This proxy statement, and the accompanying Notice of Annual Meeting and proxy card, are first being mailed to shareholders on or about April 18, 1997. A copy of the Company's Annual Report to shareholders for the fiscal year ended December 31, 1996, which contains audited financial statements, is concurrently being mailed to all shareholders of record on March 20, 1997.

  The Company's corporate office is located at 14711 Bentley Circle, Tustin, California 92780. The Company's phone number is 714-731-0557.

                                 VOTING RIGHTS

  As of March 20, 1997, the record date for the determination of the shareholders of the Company entitled to notice of and to vote at the Annual Meeting, there were 1,949,666 shares of the Company's Common Stock outstanding. Each share entitles the holder to one vote on each matter to come before the Annual Meeting, except that shareholders are entitled to cumulative voting rights in the election of directors. Cumulative voting rights entitled a stockholder to give one nominee that number of votes equal to the number of directors to be elected multiplied by the number of shares owned by him or her, or to distribute such number of votes among two or more nominees in such proportion as the stockholder may choose. The six nominees receiving the highest number of votes at the Annual Meeting will be elected. In order for one or all shareholders to cumulate votes, one stockholder must give notice to the Secretary prior to the voting at the Annual Meeting of his or her intention to cumulate his or her votes. In the event that anyone other than the six nominees listed below should be nominated for election as a director, the persons named in the proxy will have authority, to be exercised in their discretion, to vote cumulatively for less than all the nominees.

  Properly executed and returned proxies, unless revoked, will be voted as directed by the stockholder or, in the absence of such direction, by the persons named therein FOR the election of the 6 director nominees listed below. As to any other business which may properly come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment. A proxy may be revoked at any time before it is voted by delivery of written notice of revocation to the Secretary of the Company or by delivery of a subsequently dated proxy, or by attendance at the Annual Meeting and voting in person. Attendance at the Annual Meeting without also voting will not in and of itself constitute the revocation of a proxy. The cost of soliciting proxies will be borne by the Company. It is expected that proxies will be solicited exclusively by mail; however, if it should appear desirable to do so, directors, officers and employees of the Company may communicate with shareholders, banks, brokerage houses, nominees and others by telephone, facsimile machine, or in person, to request that proxies be furnished.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 20, 1997, by (i) each of the current directors of the Company, (ii) by each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, and (iii) all current directors and executive officers of the Company as a group. Except as may be indicated in the footnotes to the table, each of such persons has the sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

                                                    AMOUNT AND       PERCENT OF
                                                    NATURE OF        OUTSTANDING
          NAME AND ADDRESS                     BENEFICIAL OWNERSHIP    COMMON
        OF BENEFICIAL OWNER                    OF COMMON STOCK (1)    STOCK(2)
        -------------------                    --------------------  -----------
      Mr. Thomas E. Pistilli..................         41,334(1)         2.1
       14711 Bentley Circle
       Tustin, CA 92780
      Fidelity National Financial, Inc........        744,550(2)(4)     38.2
       17911 Von Karman Ave.
       Suite 510
       Irvine, CA 92714
      Mr. William P. Foley, II................        737,883(2)(4)     38.2
       17911 Von Karman Ave.
       Suite 510
       Irvine, CA 92714
      Mr. Carl A. Strunk......................        737,883(2)(4)     38.2
       17911 Von Karman Ave.
       Suite 510
       Irvine, CA 92714
      Richard H. Pickup.......................        325,760(3)(4)     16.7
       500 Newport Center Dr #550
       Newport Beach, CA 92660
      Dito Devcar Corporation.................        114,500(3)         5.9
       3735 Howard Hughes Parkway #200
       Las Vegas, NV 89109
      John J. Cahill..........................          7,666(5)         0.0
       44 Wexford Drive
       Mendham, NJ 07945
      George E. Olenik........................          6,667(6)         0.0
       2138 Port Durness
       Newport Beach, CA 92660
      All Officers and Directors..............      1,136,309(7)        58.3
       as a Group (8 persons)

--------
(1) Represents 3,334 shares held of record and the right to acquire 38,000 shares pursuant to presently exercisable options.
(2) Represents 731,216 shares held of record by Fidelity National Financial, Inc. Messrs. Foley and Strunk are the Chief Executive Officer and Chief Financial Officer respectively of Fidelity National Financial Inc and Messrs. Foley and Strunk each have the right to acquire 6,667 shares pursuant to presently exercisable options.
(3) Represents 211,260 shares held of record by Mr. Pickup and 114,500 shares held of record by Dito-Devcar Corporation. Mr. Pickup is a director of Dito-Devcar Corporation.

(4) CalWest Service Corporation, a wholly owned subsidiary of Fidelity National Financial, and Dito Caree L.P., a family charitable remainder trust controlled by Mr. Pickup, have the right, but not the obligation to purchase and/or convert an aggregate of 448,146 and 896,292 shares respectively. This right is defined in a Convertible Note Purchase agreement executed by both parties with the Company.
(5) Represents 1,000 shares held of record and the right to acquire 6,666 shares pursuant to presently exercisable options.
(6) Represents the right to acquire 6,667 shares pursuant to presently exercisable options.
(7) Includes an aggregate of 79,333 shares which are not outstanding but which may be acquired on exercise of options held by officers and directors of the Company. Does not include an aggregate of 53,667 additional shares covered by stock options which are not currently, and within sixty days, will not be exercisable.

                             ELECTION OF DIRECTORS

                                  PROPOSAL 1

NOMINEES

  The Company's current Board of Directors has nominated six (6) individuals, Messrs. John J. Cahill, William P. Foley II, George E. Olenik, Mr. Richard H. Pickup, Thomas E. Pistilli, and Carl A. Strunk for election as directors of the Company at the Annual Meeting, each to serve as such until the next annual meeting of the Company's shareholders and until their respective successors are elected and qualified. While the Company's Board of Directors has no reason to believe that any nominee will be unavailable to serve as a director of the Company, the proxies solicited hereby will be voted for such other persons as shall be designated by the Company's Board of Directors should any nominee become unavailable to serve.

  Certain information concerning the six persons to be nominated at the Annual Meeting by the Company's Board of Directors for election as directors of the Company for the ensuing year is set forth below:

       NOMINEE                       PRINCIPAL OCCUPATION          AGE
       -------                       --------------------          ---
      John J. Cahill        Independent Consultant                  64
      William P. Foley, II  Chairman of the Board and Chief
                             Executive Officer of Fidelity
                             National Financial, Inc.               52
      George E. Olenik      President and Chief Executive
                             Officer of Pick Systems                65
      Richard H. Pickup     Senior Vice President
                             Wedbush Morgan Securities              61
      Thomas E. Pistilli    President, Chief Executive Officer,
                             Chief Financial Offier and Director
                             of the Company                         54
      Carl A. Strunk        Executive Vice President,
                             Chief Financial Officer and Treasurer
                             of Fidelity National Financial, Inc.   59

JOHN J. CAHILL

  Mr. Cahill has served as a director of the Company since February 1995. Mr. Cahill is currently serving as Chairman of the Board of Dataram Corporation. He served as President and CEO of Rockaway Corporation (a New York Stock Exchange company prior to its acquisition by Ascom/Hasler) from 1974 to 1989.

WILLIAM P. FOLEY, II

  Mr. Foley has served as a director of the Company since June 1994. He is the Chairman of the Board and Chief Executive Officer of Fidelity National Financial, Inc. and has been since its formation in 1984. He was President of Fidelity National Title Insurance Company ("Fidelity Title") 1984 through December 1994. Mr. Foley is also currently serving as the Chairman of the Board and Chief Executive Officer of CKE Restaurants, Inc., Rally's Hamburgers, Inc., and Checkers Drive-In Restaurants Inc.

GEORGE E. OLENIK

  Mr. Olenik has served as a director of the Company since December 1989. Mr. Olenik is currently the CEO of Pick Systems Inc., Irvine, California. Prior to joining Pick Systems Inc. he served as an analyst consultant for Inco Venture Capital Management. He formerly served as President and board member of Micro Five Corp., Costa Mesa, California.

RICHARD H. PICKUP

  Mr. Pickup was appointed to the board in December 1996. Mr. Pickup is currently a Senior Vice President of the New York Stock Exchange Member Firm of Wedbush Morgan Securities. For the past 35 years, he has been involved with major ownership of numerous public companies.

THOMAS E. PISTILLI

  Mr. Pistilli has served as the President, Chief Executive Officer, Chief Financial Officer, and Director since November 1994. Prior to joining the Company Mr. Pistilli served as a management consultant to the Company for approximately two years. Mr. Pistilli is the former President and CEO of International Mailing Systems, Inc. (Ascom/Hasler), Shelton Connecticut, where he served in that capacity for 11 years. Mr. Pistilli, a Certified Public Accountant, was previously employed by KPMG Peat Marwick LLP for 7 years.

CARL A. STRUNK

  Mr. Strunk has served as a director of the Company since June 1994. Mr. Strunk joined Fidelity Title in February 1992 as Executive Vice President. He was named Executive Vice President and Chief Financial Officer of Fidelity National Financial, Inc. in March 1992. Prior to his employment with Fidelity National Financial, Inc., Mr. Strunk was President of Land Resources Corporation from 1986 to 1991. Mr. Strunk is a Certified Public Accountant. He is also currently serving as Executive Vice-President and Chief Financial Officer of CKE Restaurants Inc., and as a director of Pak Rim Holding Corporation.

STRUCTURE AND FUNCTION OF THE BOARD OF DIRECTORS

  During the last fiscal year, the Company's Board of Directors held a total of 4 regular meetings or otherwise took action by written consent. The Board of Directors has no separate nominating or compensation committees, but does have Audit and Stock Option Committees. The Audit Committee consults with the Company's independent auditors concerning their engagement and audit plan, and thereafter concerning the auditor's report and management letter. The Audit Committee, with the assistance of the independent auditors, also monitors the adequacy of the Company's internal accounting controls. Messrs. Cahill, Foley, Olenik, Pickup and Strunk, none of whom is an employee of the Company, are the current members of the Audit Committee. During the last fiscal year, the Audit Committee held 1 meeting. The Stock Option Committee is appointed by the Board of Directors. During the last fiscal year, four of the directors attended in excess of 75% of each of the meetings of the Board and each committee, if any, of which he was a member.

KEY EMPLOYEES

  In addition to Mr. Pistilli, the Company has 3 additional key employees Robert F. Baker, John J. Horbal and Linda I. Morton.

  Mr. Baker joined the Company as Vice President of Sales in January 1997. Prior to joining the Company, Mr. Baker was a Vice-President with Better Homes and Garden Real Estate since 1989. Before taking the position with Better Homes and Gardens Real Estate, Mr. Baker also served in various senior sales management positions with Ascom/Hasler, Scriptomatic, and Pitney Bowes.

  Mr. Horbal joined the Company as Vice President-Research & Development in January 1995. In June 1995, Mr. Horbal was named Vice President of Engineering. Prior to joining the Company, Mr. Horbal was with Ascom/Hasler and Better Packages, Shelton, Connecticut, for 25 years serving as Director of Engineering, Director of Research and Development, and Chief Engineer.

  Ms. Morton was elected Corporate Secretary in June 1991. She joined the Company in September 1983 and has served in various management accounting positions. She is currently serving as Controller of the Company.

            REPORT OF THE BOARD OF DIRECTORS ON ANNUAL COMPENSATION

  The Board of Directors is composed of outside directors, with the exception of the CEO, and is responsible for setting and administering the policies which govern both annual compensation and stock ownership programs.

  The annual compensation programs of the Company are based on performance. Micro General's employee annual compensation is comprised of a base salary coupled with a management bonus and stock options the amounts of which are determined based on the achievement of specific goals.

  The Company adopted a management bonus plan for fiscal year 1996 which provided for bonuses in the form of cash to be paid to officers and other key employees of the Company based upon the fiscal year 1996 performance of the Company and each participant's individual performance. The Board determined that no management bonuses were to be paid for fiscal 1996.

                                          MICRO GENERAL CORPORATION
                                          Board of Directors
April 18, 1997                            John J. Cahill
                                          William P. Foley II
                                          Richard H. Pickup
                                          Thomas E. Pistilli
                                          George E. Olenik
                                          Carl A. Strunk

               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

CASH COMPENSATION

  The following table sets forth certain information concerning the cash renumeration paid by the Company to the CEO for services rendered during the three most recent fiscal years. No other executive officers of the Company received cash compensation in excess of $100,000 during fiscal year 1996.

      NAME AND PRINCIPAL         FISCAL                       OTHER
          POSITION                YEAR  SALARY     BONUSES COMPENSATION  TOTAL
      ------------------         ------ -------    ------- ------------ --------
      Thomas E. Pistilli........  1996  150,000     $-0-      7,800     $157,800
      President & Chief           1995  146,539      -0-      7,000      153,539
      Executive Officer           1994   18,025(1)   -0-        900       18,925

--------
(1) Mr. Pistilli was appointed President & Chief Executive Office on November 8, 1994. Mr. Pistilli's earnings are pro-rated for the period of 11/8/94 to 12/31/94 based on an annual salary of $140,000.

  The Company currently pays directors' fees of $3,000 per meeting to all non-employee directors for attending board meetings.

STOCK PERFORMANCE

  Pursuant to recent SEC regulations, listed on the next page is the performance of the cumulative total return to shareholders (stock price appreciation) during the previous 5 years in comparison to returns on the NASDAQ Stock market index and Nasdaq Computer Manufacturers Stock index.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
   AMONG MICRO GENERAL CORPORATION, NASDAQ STOCK MARKET (U.S. COMPANIES) AND
                     NASDAQ COMPUTER MANUFACTURERS STOCKS

                       [PERFORMANCE GRAPH APPEARS HERE]

                                                              NASDAQ
Measurement Period              MICRO       NASDAQ STOCK     COMPUTER
(Fiscal Year Covered)          GENERAL      MARKET (U.S.   MANUFACTURERS
 Peer Group                  CORPORATION     COMPANIES)       STOCKS
-------------------          -----------    ------------   -------------
Measurement Pt-12/31/91        $100            $100           $100
FYE 12/31/92                   $ 81.8          $116.4         $134.4
FYE 12/31/93                   $101.8          $133.6         $127.4
FYE 12/30/94                   $123.6          $130.6         $139.9
FYE 12/29/95                   $ 87.3          $184.5         $220.3
FYE 12/31/96                   $101.8          $227.1         $295.8

NOTES:
      A.  The lines represent annual index levels.
      B.  The index level for all series was set to $100.0 on 12/31/91.

STOCK OPTION PLANS

  In October 1981, the Company established its Incentive Stock Option Plan (the "ISO Plan"), which was approved by the Company's shareholders at the July 7, 1982 annual meeting of shareholders and amended and restated by the Company's shareholders at the August 23, 1983, May 22, 1986, June 18, 1992 and May 8, 1995 annual meetings of shareholders. The ISO Plan provides for the granting of "incentive stock options" (within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended) to employees of the Company and is administered by the Stock Option Committee (the "Option Committee"), which is appointed by the Board. The purpose of the ISO Plan is to provide employees with additional incentive by offering them a greater interest in the continued success of the Company through increased stock ownership. The 1991 Stock Plan ("1991 Plan")consists of 220,000 authorized shares of Common Stock of the Company and will terminate on October 7, 2001 by its terms and the 1995 Stock Option Plan ("1995 Plan") consists of 200,000 authorized shares of Common Stock of the Company and will terminate on February 9, 2005. Each option terminates on the fifth anniversary of its grant or at such earlier time as the Option Committee may determine. The Option Committee makes recommendations to the Board, for its approval, as to whom options are granted, the number of shares covered by each option, the time or times at which such options are granted and exercisable and the purchase price of Common Stock covered by the option (which is not less than the fair market value of such stock on the date of grant of such option). The option holder must remain in the continuous employ of the Company from the date of the grant to and including the date of exercise or all or a portion of the options granted, and no option is exercisable more than three months after termination of an optionee's employment with the Company unless termination of employment occurs by reason of disability or death.

  As of March 31, 1997, there were options outstanding under the 1991 Plan in respect to an aggregate of 148,000 shares of Common Stock with an average exercise price per share of $2.21 and there were 13 participants in the ISO Plan. There were no options outstanding under the 1995 Plan.

                          STOCK OPTION SUMMARY REPORT

      Total Number of Common Shares Outstanding at March 31, 1997...  1,949,666
      Total Number of Common Shares Authorized to be Granted as
       Options......................................................    420,000
      Percentage of Total Common Shares Outstanding Authorized......       21.5%
      Total Number of Options Granted to Date Under Current
       Authorization................................................    148,000
      Percentage of Total Authorized................................        7.4%
      Total Number of Options Granted in Fiscal 1996................     26,500
      Total Number of Options Granted to Thomas Pistilli, CEO in
       Fiscal 1996..................................................          0
      Percentage of Total Number of Options Granted to CEO in Fiscal
       1996.........................................................          0

                              OPTION GRANT TABLE

                     OPTIONS GRANTED IN CALENDAR YEAR 1996

                                                                        POTENTIAL REALIZED
                                                                         VALUE OF ASSUMED
                                                                         ANNUAL RATES OF
                                                                           STOCK PRICE
                                                                         APPRECIATION FOR
                           INDIVIDUAL GRANTS                               OPTION TERM
----------------------------------------------------------------------- --------------------
          (a)               (b)           (c)         (d)       (e)       (f)         (g)
                                      % OF TOTAL    EXERCISE
                          OPTIONS   OPTIONS GRANTED OR BASE
                         GRANTED(#) TO EMPLOYEES IN  PRICE   EXPIRATION
  NAME                   (A)(B)(C)   CALENDAR YEAR   ($/SH)     DATE     5%($)      10%($)
------                   ---------- --------------- -------- ---------- ---------  ---------
T. Pistilli.............     0             0            0        0         0           0

--------
(A) All shares were granted under the Company's 1991 Incentive Stock Option Plan which is administered by the Company's Stock Option Committee.

(B) Options are exercisable starting 12 months after the grant date with 1/3 of the shares covered thereby becoming exercisable at that time and with an additional 1/3 of the option shares becoming exercisable on each successive anniversary date, with full vesting occurring on the occurring on the third anniversary date. Any unaccrued options terminate when the grantee's relationship with the Company is terminated for any reason.
(C) The options have an exercise term of 4 years, subject to earlier termination in certain events related to termination of employment.

                   OPTION EXERCISES AND YEAR-END VALUE TABLE

               AGGREGATE OPTION EXERCISES IN CALENDAR YEAR 1996
                      AND CALENDAR YEAR-END OPTION VALUE

                                                NUMBER OF
                                               UNEXERCISED  VALUE OF UNEXERCISED
                           SHARES              OPTIONS AT       IN-THE-MONEY
                         ACQUIRED ON  VALUE     12/31/96    OPTIONS AT 12/31/96
                          EXERCISE   REALIZED EXERCISABLE/      EXERCISABLE/
          NAME               (#)      ($)(A)  UNEXERCISABLE    UNEXERCISABLE
          ----           ----------- -------- ------------- --------------------
Thomas E. Pistilli......     -0-       -0-    19,000/38,000 ($10,697)/($21,394)

--------
(A) Market Value of shares acquired at exercise date minus the exercise price of options.

CERTAIN TRANSACTIONS

  Not applicable.

                     COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

  Rules adopted by the Securities and Exchange Commission ("SEC") under
Section 16(a) of the Securities Exchange Act of 1934 require the Company's officers and directors, and persons who own more than ten percent of the issued and outstanding shares of the Company's Common Stock, to file reports of their ownership, and changes in ownership, of such securities with the SEC on SEC Forms 3, 4 or 5, as appropriate. Officers, directors and greater-than-ten-percent stockholders are required by the SEC's regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).
  Based solely upon a review of Forms 3, 4 and 5, and amendments thereto furnished to the Company during its most recent fiscal year end, and any written representations provided to it, the Company is advised that all filings were timely and correctly made.

                            INDEPENDENT ACCOUNTANTS

  KPMG Peat Marwick LLP was retained to serve as the Company's independent certified public accountants for fiscal year 1996. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, and to be available to respond to any stockholder questions directed to KPMG Peat Marwick LLP. This representative will have an opportunity to make a statement if KPMG Peat Marwick LLP so desires.

                             SHAREHOLDER PROPOSALS

  In order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Company's next annual meeting of shareholders, proposals by the Company's shareholders intended to be presented at such annual meeting must be received by the Company no later than ninety (90) days prior to April 12, 1998.

                                ANNUAL REPORTS

  The Company's 1996 Annual Report to shareholders, which includes audited financial statements for the Company's fiscal year ended December 31, 1996, is being mailed with this proxy statement to shareholders of record on March 20, 1997. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any amendments thereto, is available without charge to any stockholder of the Company upon written request to Secretary, Micro General Corporation, 14711 Bentley Circle, Tustin, California 92780. If copies of any of the Exhibits thereto are requested, a copying charge of $.20 per page will be made.

                                 OTHER MATTERS

  The Board of Directors of the Company is unaware of any other business to be presented for consideration at the Annual Meeting. If any other business should properly come before the meeting, the proxies will be voted in accordance with the best judgment of the proxy holders.

                                          By order of the Board of Directors


                                     /s/  LINDA I. MORTON
                                          ------------------------------------
                                          Linda I. Morton
                                          Corporate Secretary

Tustin, California
April 18, 1997

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--------------------------------------------------------------------------------

A [X]  PLEASE MARK YOUR
       VOTES AS IN THIS
       EXAMPLE.

                         WITHHOLD
                FOR      AUTHORITY   NOMINEES: John J. Cahill
1. ELECTION     [_]         [_]                William P. Foley II
   OF                                          George E. Olenik
   DIRECTORS:                                  Richard F. Pickup
                                               Thomas E. Pistilli
                                               Carl A. Strunk

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE SUCH NAME OR NAMES IN THE SPACE PROVIDED BELOW.)

________________________________________________________________________________

2. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or continuation thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE FIVE NOMINEES LISTED ABOVE AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.


Signature___________ Dated___________ Signature_______________   Dated__________
                                      (SIGNATURE IF HELD JOINTLY)

NOTE: Please sign exactly as name appears above, date and return this card promptly using the enclosed envelope. Executors, administrators, guardians, officers of corporations, and others signing in a fiduciary capacity should state their full titles as such.

                           MICRO GENERAL CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas E. Pistilli and Linda Morton, and each of them, as attorneys-in-fact and proxies for the undersigned, with full power of substitution, to represent the undersigned and vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of Micro General Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Micro General Corporation to be held on May 20, 1997 or at any adjournment or continuation thereof:

             (PLEASE SIGN AND DATE THE PROXY ON THE REVERSE SIDE)